This copy of the document filed as an Exhibit excludes certain identified information because such information is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed. Omissions are designated by the symbol […***…]. Page 1 BOEING PROPRIETARY AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES between THE BOEING COMPANY and ALLEGIANT AIR, LLC EXHIBIT B to PURCHASE AGREEMENT NUMBER PA-05130

WJE-PA-05130-EXB Page 2 BOEING PROPRIETARY EXHIBIT B AIRCRAFT DELIVERY REQUIREMENTS, INSPECTION, AND RESPONSIBILITIES relating to BOEING MODELS 737-8-200 AND 737-7 AIRCRAFT Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of the Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and Customer inspection rights and indicates recommended completion deadlines for the actions to be accomplished. 1. GOVERNMENT DOCUMENTATION REQUIREMENTS. Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation. 1.1 Airworthiness and Registration Documents. Not later than […***…] prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. If required by the regulatory authority, Customer will authorize, by letter to the regulatory authority having jurisdiction, the display of such registration numbers by Boeing during the pre-delivery testing of the Aircraft, no later than […***…] prior to delivery of each Aircraft. Customer is responsible for furnishing any temporary or permanent registration certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery. 1.2 Certificate of Airworthiness and Certificate of Sanitary Construction, 1.2.1 U.S. Registered Aircraft. Boeing will obtain from the FAA, a (transport category) Certificate of Airworthiness and from the United States Public Health Service, a United States Certificate of Sanitary Construction each to be displayed aboard each Aircraft upon delivery to Customer. The above Boeing obligation only applies to United States commercial passenger aircraft. 1.2.2 Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least […***…] prior to delivery. Boeing will then use commercially reasonable efforts to obtain the certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery. The above Boeing obligation only applies to commercial passenger aircraft 1.2.3 At Customer’s request, Boeing will support Customer’s requests for additional requirements necessary for Customer to incorporate the Aircraft into its operations specifications, provided there is no additional cost to Boeing and no impact to the delivery of the Aircraft. Such additional requirements, and Boeing’s support of

WJE-PA-05130-EXB Page 3 BOEING PROPRIETARY such requirements, will not be a prerequisite or condition for Customer accepting delivery of the Aircraft. 1.3 Customs Documentation. 1.3.1 Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than […***…] prior to delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import. 1.3.2 General Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than […***…] prior to delivery all information required by U.S. Customs and Border Protection, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft. If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than […***…] prior to delivery of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight. 1.3.3 […***…]. If the Aircraft is intended to be exported from the United States following delivery, and (i) Customer is a non-U.S. customer, Boeing will file an export declaration electronically with U.S. Customs and Border Protection (CBP), or (ii) Customer is a U.S. customer, it is the responsibility of the U.S. customer, as the exporter of record, to file the export declaration with CBP. 2. INSURANCE CERTIFICATES. Unless provided earlier, Customer will provide to Boeing not later than […***…] prior to the scheduled delivery date of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA. 3. NOTICE OF FLYAWAY CONFIGURATION. Not later than […***…] prior to delivery (or such later date as may be reasonably necessary to accommodate availability of information required) of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested "flyaway configuration" of the Aircraft for its ferry flight. This configuration letter should include: (i) the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

WJE-PA-05130-EXB Page 4 BOEING PROPRIETARY (ii) the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling; (iii) any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer's subsequent Aircraft; (iv) a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and (v) a complete ferry flight itinerary. 4. DELIVERY ACTIONS BY BOEING. 4.1 Schedule of Inspections. All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules. 4.2 […***…]. 4.3 Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft. 4.4 Schedule for Customer's Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft. Fuel Provided by Boeing. Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft. Aircraft Model Fuel Provided 737 […***…] 4.5 Flight Crew and Passenger Consumables. Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft. 4.6 Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery , including, without limitation, delivery to Customer of the documentation listed in Article 4 of Purchase Agreement Supplemental Exhibit CS1 “Customer Support Variables. If the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing to Customer.

WJE-PA-05130-EXB Page 5 BOEING PROPRIETARY 4.7 Delegation of Authority. If specifically requested in advance by Customer, Boeing will present a certified copy of a delegation of authority, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft. 5. DELIVERY ACTIONS BY CUSTOMER. 5.1 Aircraft Radio Station License. At delivery Customer will provide its aircraft radio station license to be placed on board the Aircraft following delivery. 5.2 Aircraft Flight Log. At delivery Customer will provide the aircraft flight log for the Aircraft. 5.3 Delegation of Authority. Upon advance request to Customer, Customer will present to Boeing at delivery of the Aircraft a copy of Customer's delegation of authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft. 5.4 TSA Waiver Approval. Customer may be required to have an approved Transportation Security Administration (TSA) waiver for the ferry flight depending upon the Customer’s en-route stop(s) and destination unless the Customer already has a TSA approved security program in place. Customer is responsible for application of the TSA waiver and obtaining TSA approval. If applicable, Customer will provide a copy of the approved TSA waiver to Boeing upon arrival at the Boeing delivery center. 5.5 Electronic Advance Passenger Information System. Should the ferry flight of an Aircraft leave the United States, the Department of Homeland Security office requires Customer to comply with the Electronic Advance Passenger Information System (eAPIS). Customer needs to establish their own account with US Customs and Border Protection in order to file for departure. If applicable, a copy of the eAPIS forms is to be provided by Customer to Boeing upon arrival of Customer’s acceptance team at the Boeing delivery center.